UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22041
Gabelli 787 Fund, Inc.
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: October 31
Date of reporting period: October 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
Gabelli Enterprise Mergers and
Acquisitions Fund
Annual Report
October 31, 2009
* * * *
Morningstar® rated the Gabelli Enterprise Mergers and Acquisitions Fund Class A Shares 4 stars overall and 4 stars for the three and five year periods ended October 31, 2009 among 378, 378, and 298 Mid-Cap Blend funds, respectively.
To Our Shareholders,
     Enclosed are the audited financial statements and the investment portfolio as of October 31, 2009 with a description of factors that affected the performance during the past year.
Performance Discussion (Unaudited)
     The Gabelli Enterprise Mergers and Acquisitions Fund’s (the “Fund”) (Class A) total return was 4.7% for the three months ended October 31, 2009, versus an increase of 5.5% for the Standard & Poor’s (“S&P”) 500 Index. For the twelve months ended October 31, 2009 the Fund’s (Class A) total return was 16.1% compared with a gain of 9.8% for the S&P 500 Index.
     In the third calendar quarter of 2009, the mergers and acquisitions (“M&A”) market showed signs of a tentative recovery, mirroring the overall markets. Carrying over weakness from the second calendar quarter, the early third quarter was stagnant, but activity picked up rapidly in September. As reported by Citi in its “Executive M&A Summary”, global announced M&A volume in the third quarter totaled $453 billion, down about 43% compared with the third quarter of 2008.
     2009 was a terrific year for the portfolio. The portion invested in announced deal stocks had many successes. Fewer firms are participating in the strategy and credit has begun to ease, resulting in historically attractive spreads relative to short-term interest rates.
     Stocks rose sharply as we have emerged from recession and potential deal stocks in the portfolio were strong performers. Notably, PepsiAmericas, Advanced Medical Optics and Alpharma were the object of deals and Cadbury will possibly be bought by Kraft. In the past wave of takeovers, merger and acquisition activity was dominated by private equity. Today corporate buyers are acquiring other companies to add global growth and scale. The strong are taking advantage of low valuations and excess corporate cash to get stronger.
     Companies with cash rich balance sheets initiated the great majority of these deals seeking opportunities to take advantage of competitors’ depressed valuations. We expect that these opportunities will continue to appear as companies look to strategic acquisitions to expand their businesses.
     Among some of the better performing stocks for the fiscal year ended October 31, 2009 were: Perot Systems Corp. (3.7% of net assets as of October 31, 2009), which provides custom information technology services and business solutions that enable clients to accelerate growth, streamline operations, and create new levels of customer value, I-Flow Corp. (3.2%), and Aspect Medical Systems Inc. (1.5%).
     Some of our weaker performing stocks during the year were: SWS Group Inc. (2.2%), Herley Industries Inc. (2.0%), and Griffon Corp. (1.2%).
Sincerely yours,
Bruce N. Alpert
President
December 21, 2009

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the A Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative.
©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND CLASS A SHARES
AND THE S&P 500 INDEX (Unaudited)
Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Comparative Results
Average Annual Returns through October 31, 2009 (a)

			Calendar								Since
			Year to								Inception
	Quarter		Date		1 Year		3 Year		5 Year		(2/28/01)
Gabelli Enterprise Mergers and Acquisitions Fund Class A	4.70%		18.26%		16.09%		(3.12)%		2.17%		3.03%
	(0.27	)(b)	12.65	(b)	10.57	(b)	(4.68	)(b)	1.18	(b)	2.45 (b)
Class B	4.56		17.68		15.43		(3.65)		1.61		2.46
	(0.44	)(c)	12.68	(c)	10.43	(c)	(4.62	)(c)	1.23	(c)	2.46
Class C	4.56		17.68		15.43		(3.66)		1.61		2.46
	3.56	(d)	16.68	(d)	14.43	(d)	(3.66)		1.61		2.46
Class Y	4.78		18.64		16.64		(2.70)		2.63		3.49
S&P 500 Index	5.48		17.06		9.80		(7.02)		0.33		(0.19)
In the current prospectus, the Fund’s expense ratios are 1.86%, 2.41%, 2.41%, and 1.41% for the Class A, B, C, and Y Shares, respectively. Class Y Shares have no sales charge. Prior to November 4, 2009, the maximum sales charge for Class A, B, and C Shares was 4.75%, 5.00%, and 1.00%, respectively. Effective November 4, 2009, the maximum sales charge for Class A Shares is 5.75%. See page 11 for the expense ratios for the year ended October 31, 2009.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Returns would have been lower if certain expenses of the Fund had not been waived or reimbursed from March 11, 2008. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Includes the effect of the maximum 4.75% sales charge at the beginning of the period.

(c)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, year to date, one year, three year, and five year periods of 5%, 5%, 5%, 3%, and 2%, respectively, of the Fund’s net asset value (“NAV”) per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(d)	Performance results include the deferred sales charges for the Class C Shares at the end of the quarter, year to date, and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

Gabelli Enterprise Mergers and Acquisitions Fund Disclosure of Fund Expenses (Unaudited) For the Six Month Period from May 1, 2009 through October 31, 2009	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended October 31, 2009.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	05/01/09	10/31/09	Ratio	Period*

Gabelli Enterprise Mergers and Acquisitions Fund

Actual Fund Return
Class A	$1,000.00	$1,170.50	1.57%	$8.59
Class B	$1,000.00	$1,167.30	2.13%	$11.64
Class C	$1,000.00	$1,167.30	2.14%	$11.69
Class Y	$1,000.00	$1,173.10	1.13%	$6.19

Hypothetical 5% Return
Class A	$1,000.00	$1,017.29	1.57%	$7.98
Class B	$1,000.00	$1,014.47	2.13%	$10.82
Class C	$1,000.00	$1,014.42	2.14%	$10.87
Class Y	$1,000.00	$1,019.51	1.13%	$5.75

*	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by the number of days in the most recent period, then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of net assets as of October 31, 2009:
Gabelli Enterprise Mergers and Acquisitions Fund

U.S. Government Obligations	21.7%
Information Technology	15.1%
Health Care	12.7%
Consumer Discretionary	9.5%
Telecommunication Services	8.2%
Consumer Staples	7.7%
Industrials	7.0%
Utilities	6.4%
Financials	5.8%
Materials	4.2%
Energy	0.7%
Special Purpose Entity	0.0%
Other Assets and Liabilities (Net)	1.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended July 31, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the schedule of investments, will be available on our website at www.gabelli.com/funds.

Gabelli Enterprise Mergers and Acquisitions Fund
Schedule of Investments — October 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS — 77.3%
	INFORMATION TECHNOLOGY — 15.1%
	Communications Equipment — 3.6%
200,000	Avocent Corp.†	$4,974,705	$4,974,000
18,000	Emulex Corp.†	173,299	181,800
15,000	Starent Networks Corp.†	508,198	506,100
5,000	Tandberg ASA	136,131	134,215

		5,792,333	5,796,115

	Computers and Peripherals — 3.3%
26,000	Diebold Inc.	914,084	786,240
55,000	Intermec Inc.†	1,113,072	677,600
4,000	SanDisk Corp.†	37,952	81,920
460,000	Sun Microsystems Inc.†	4,227,376	3,762,800

		6,292,484	5,308,560

	Electrical Equipment and Instruments — 0.7%
18,000	Park Electrochemical Corp.	485,665	404,640
32,000	Tyco Electronics Ltd.	1,432,316	680,000

		1,917,981	1,084,640

	Internet Software and Services — 2.2%
12,000	IAC/InterActiveCorp.†	329,733	227,280
210,000	Yahoo! Inc.†	5,862,785	3,339,000

		6,192,518	3,566,280

	IT Services — 4.2%
15,000	Affiliated Computer Services Inc., Cl. A†	804,044	781,350
200,000	Perot Systems Corp., Cl. A†	5,941,562	5,988,000

		6,745,606	6,769,350

	Semiconductors and Semiconductor Equipment — 0.4%
24,000	Chartered Semiconductor Manufacturing Ltd., ADR†	447,981	444,960
6,000	International Rectifier Corp.†	102,758	109,680
27,000	MoSys Inc.†	120,586	63,720

		671,325	618,360

	Software — 0.7%
20,000	FalconStor Software Inc.†	134,214	66,600
2,830	GSE Systems Inc.†	3,254	17,037
3,000	i2 Technologies Inc.†	31,570	47,220
88,000	Take-Two Interactive Software Inc.†	1,734,337	965,360

		1,903,375	1,096,217

	TOTAL INFORMATION TECHNOLOGY	29,515,622	24,239,522

	HEALTH CARE — 12.7%
	Biotechnology — 0.3%
11,000	Biogen Idec Inc.†	607,290	463,430
1,000	Facet Biotech Corp.†	16,592	17,130
40,000	Indevus Pharmaceuticals Inc., Escrow† (a)	0	44,000

		623,882	524,560

	Health Care Equipment and Supplies — 5.9%
84,000	ArthroCare Corp.†	2,650,406	1,596,000
200,000	Aspect Medical Systems Inc.†	2,398,572	2,396,000
15,000	Exactech Inc.†	202,426	225,000
400,000	I-Flow Corp.†	5,045,335	5,048,000
25,000	RTI Biologics Inc.†	138,314	98,000
1,500	Young Innovations Inc.	42,186	35,475

		10,477,239	9,398,475

	Health Care Providers and Services — 0.1%
30,000	Allion Healthcare Inc.†	193,680	193,200
1,000	Chemed Corp.	30,478	45,320

		224,158	238,520

	Health Care Technology — 0.6%
110,000	AMICAS Inc.†	338,818	346,500
35,000	IMS Health Inc.	793,784	573,650

		1,132,602	920,150

	Life Sciences Tools and Services — 2.9%
90,009	Varian Inc.†	4,600,625	4,608,461

	Pharmaceuticals — 2.9%
30,000	Allergan Inc.	1,723,506	1,687,500
13,000	Bristol-Myers Squibb Co.	290,500	283,400
97,500	Schering-Plough Corp.	1,950,431	2,749,500

		3,964,437	4,720,400

	TOTAL HEALTH CARE	21,022,943	20,410,566

	CONSUMER DISCRETIONARY — 9.5%
	Auto Components — 0.1%
16,000	Tenneco Inc.†	50,954	217,920

	Diversified Consumer Services — 0.6%
50,000	Corinthian Colleges Inc.†	395,032	793,000
20,000	Keystone North America Inc.	147,551	145,465

		542,583	938,465

	Hotels, Restaurants, and Leisure — 1.0%
18,000	Boyd Gaming Corp.†	85,683	132,480
18,000	Churchill Downs Inc.	684,546	564,840
150,000	Dover Motorsports Inc.	721,073	208,500
30,000	Gaylord Entertainment Co.†	525,313	450,900
115,000	Ladbrokes plc	598,647	229,702

		2,615,262	1,586,422

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Schedule of Investments (Continued) — October 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	CONSUMER DISCRETIONARY (Continued)
	Household Durables — 0.7%
20,000	Harman International Industries Inc.	$791,617	$752,200
8,000	Nobility Homes Inc.	155,027	78,000
15,000	Skyline Corp.	520,889	262,350

		1,467,533	1,092,550

	Media — 6.4%
68,000	Acme Communications Inc.†	251,429	23,800
1,000	Ascent Media Corp., Cl. A†	24,860	23,190
118,000	Cablevision Systems Corp., Cl. A	2,988,812	2,709,280
14,000	CBS Corp., Cl. A, Voting	251,825	165,200
125,000	Clear Channel Outdoor Holdings Inc., Cl. A†	2,292,948	852,500
85,000	Crown Media Holdings Inc., Cl. A†	584,583	130,900
6,000	Discovery Communications Inc., Cl. A†	87,001	165,000
6,000	Discovery Communications Inc., Cl. C†	60,736	144,120
6,000	DISH Network Corp., Cl. A†	94,234	104,400
59,700	Fisher Communications Inc.†	2,475,017	1,163,553
254	Granite Broadcasting Corp.† (a)	0	0
35,000	Liberty Media Corp. - Capital, Cl. A†	417,243	724,150
90,000	Liberty Media Corp. - Entertainment, Cl. A†	1,811,061	2,773,800
75,000	LIN TV Corp., Cl. A†	884,576	294,000
25,000	Salem Communications Corp., Cl. A†	162,871	76,750
25,000	Shaw Communications Inc., Cl. B	331,455	443,750
60,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	996,666	381,363

		13,715,317	10,175,756

	Multiline Retail — 0.0%
3,000	Saks Inc.†	38,130	16,830

	Specialty Retail — 0.7%
90,000	Midas Inc.†	1,573,767	725,400
18,000	Pier 1 Imports Inc.†	125,943	63,360
49,000	Sally Beauty Holdings Inc.†	379,709	330,750

		2,079,419	1,119,510

	Textiles, Apparel, and Luxury Goods — 0.0%
16,000	Heelys Inc.	63,092	35,520

	TOTAL CONSUMER DISCRETIONARY	20,572,290	15,182,973

	TELECOMMUNICATION SERVICES — 8.2%
	Diversified Telecommunications Services — 2.5%
290,000	Asia Satellite Telecommunications Holdings Ltd.	627,083	430,311
350,000	Cincinnati Bell Inc.†	1,744,383	1,078,000
30,000	D&E Communications Inc.	309,268	336,000
10,000	GVT (Holding) SA†	228,937	286,955
25,900	iBasis Inc.†	45,046	58,275
155,000	Portugal Telecom SGPS SA	1,900,887	1,775,802

		4,855,604	3,965,343

	Wireless Telecommunications Services — 5.7%
419,700	Centennial Communications Corp.†	3,427,996	3,550,662
17,000	Millicom International Cellular SA†	1,187,339	1,065,220
10,000	Rogers Communications Inc., Cl. B	30,101	292,800
530,000	Sprint Nextel Corp.†	4,630,724	1,568,800
8,000	Telephone & Data Systems Inc.	248,529	236,960
67,000	United States Cellular Corp.†	3,139,891	2,452,870

		12,664,580	9,167,312

	TOTAL TELECOMMUNICATION SERVICES	17,520,184	13,132,655

	CONSUMER STAPLES — 7.7%
	Beverages — 0.0%
2,000	Dr. Pepper Snapple Group Inc.†	32,540	54,520

	Food and Staples Retailing — 1.1%
5,000	Spartan Stores Inc.	21,560	70,800
15,000	SUPERVALU Inc.	408,654	238,050
44,000	The Great Atlantic & Pacific Tea Co. Inc.†	394,360	436,040
32,000	Village Super Market Inc., Cl. A	731,026	960,000

		1,555,600	1,704,890

	Food Products — 5.5%
70,000	Cadbury plc, ADR	3,165,216	3,544,800
26,000	Campbell Soup Co.	853,241	825,500
2,000	Flowers Foods Inc.	10,669	46,720
310,000	Sara Lee Corp.	5,298,145	3,499,900
35,000	Tootsie Roll Industries Inc.	854,268	868,350

		10,181,539	8,785,270

	Personal Products — 1.1%
65,000	Alberto-Culver Co.	2,063,629	1,743,300

	TOTAL CONSUMER STAPLES	13,833,308	12,287,980

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Schedule of Investments (Continued) — October 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	INDUSTRIALS — 7.0%
	Aerospace and Defense — 2.3%
290,000	Herley Industries Inc.†	$4,372,234	$3,279,900
20,100	Hi-Shear Technology Corp.	382,797	386,121

		4,755,031	3,666,021

	Building Products — 1.2%
215,000	Griffon Corp.†	1,916,231	1,885,550

	Commercial Services and Supplies — 0.1%
5,000	Rollins Inc.	22,545	90,400

	Electrical Equipment — 0.5%
5,000	Belden Inc.	87,836	114,750
75,800	SL Industries Inc.†	979,756	621,560

		1,067,592	736,310

	Industrial Conglomerates — 0.3%
14,000	Tyco International Ltd.	121,228	469,700

	Machinery — 1.5%
59,700	Baldwin Technology Co. Inc., Cl. A†	174,462	106,266
10,000	CIRCOR International Inc.	203,741	272,500
48,000	Navistar International Corp.†	1,173,641	1,590,720
18,000	Tennant Co.	426,278	479,880

		1,978,122	2,449,366

	Professional Services — 0.0%
3,000	MPS Group Inc.†	40,780	40,560

	Trading Companies and Distributors — 1.1%
15,000	GATX Corp.	516,664	407,700
70,000	Kaman Corp.	1,511,159	1,446,200

		2,027,823	1,853,900

	TOTAL INDUSTRIALS	11,929,352	11,191,807

	UTILITIES — 6.4%
	Electric Utilities — 2.6%
94,000	Endesa SA	3,934,494	3,138,821
45,000	Great Plains Energy Inc.	1,179,000	778,500
12,000	Northeast Utilities	200,004	276,600

		5,313,498	4,193,921

	Gas Utilities — 0.2%
15,000	Southwest Gas Corp.	371,201	374,850

	Independent Power Producers and Energy Traders — 0.6%
2,032	Mirant Corp.†	6,369	28,407
75,000	Mirant Corp., Escrow† (a)	0	0
40,000	NRG Energy Inc.†	966,620	919,600

		972,989	948,007

	Multi-Utilities — 3.0%
18,500	CH Energy Group Inc.	797,920	766,085
57,267	GDF Suez, Strips	702	84
1,000	Integrys Energy Group Inc.	47,214	34,600
145,000	NorthWestern Corp.	4,394,478	3,501,750
13,000	NSTAR	352,667	402,350
6	Suez SA, Strips†	0	0

		5,592,981	4,704,869

	TOTAL UTILITIES	12,250,669	10,221,647

	FINANCIALS — 5.8%
	Capital Markets — 2.2%
58,000	BKF Capital Group Inc.†	284,824	60,320
260,000	SWS Group Inc.	3,890,455	3,478,800

		4,175,279	3,539,120

	Commercial Banks — 0.4%
13,500	PNC Financial Services Group Inc.	444,128	660,690

	Consumer Finance — 1.4%
2,000	American Express Co.	39,579	69,680
230,000	SLM Corp.†	5,450,160	2,231,000

		5,489,739	2,300,680

	Insurance — 0.8%
3,000	Argo Group International Holdings Ltd.†	80,520	101,880
80,000	CNA Surety Corp.†	1,240,204	1,156,800

		1,320,724	1,258,680

	Thrift and Mortgage Finance — 1.0%
25,000	Flushing Financial Corp.	433,859	280,750
30,000	New York Community Bancorp Inc.	494,939	323,700
82,000	NewAlliance Bancshares Inc.	1,166,744	908,560

		2,095,542	1,513,010

	TOTAL FINANCIALS	13,525,412	9,272,180

	MATERIALS — 4.2%
	Chemicals — 0.6%
65,000	Ferro Corp.	736,273	398,450
23,000	Sensient Technologies Corp.	507,618	581,670

		1,243,891	980,120

	Containers and Packaging — 2.4%
10,000	Greif Inc., Cl. B	533,319	482,000
380,000	Myers Industries Inc.	8,152,958	3,332,600

		8,686,277	3,814,600

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Schedule of Investments (Continued) — October 31, 2009

Shares/			Market
Units		Cost	Value
	COMMON STOCKS (Continued)
	MATERIALS (Continued)
	Metals and Mining — 1.2%
130,000	Alcoa Inc.	$2,707,630	$1,614,600
200	Eramet	22,946	62,677
14,000	Gold Fields Ltd., ADR	176,129	178,500
4,277	Lonmin plc†	69,088	102,698

		2,975,793	1,958,475

	TOTAL MATERIALS	12,905,961	6,753,195

	ENERGY — 0.7%
	Energy Equipment and Services — 0.2%
32,000	RPC Inc.	371,808	299,200

	Oil, Gas, and Consumable Fuels — 0.5%
5,000	Anadarko Petroleum Corp.	215,009	304,650
1,000	Devon Energy Corp.	61,900	64,710
35,000	Harvest Energy Trust, Units	326,340	318,500
150,000	WesternZagros Resources Ltd.†	440,446	184,372

		1,043,695	872,232

	TOTAL ENERGY	1,415,503	1,171,432

	TOTAL COMMON STOCKS	154,491,244	123,863,957

	RIGHTS — 0.0%
	SPECIAL PURPOSE ENTITY — 0.0%
6,000	Fresenius Kabi Pharmaceuticals Holding Inc., CVR†	0	2,790

	WARRANTS — 0.0%
	CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
636	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0	0
636	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0	0

		0	0

	TOTAL CONSUMER DISCRETIONARY	0	0

	UTILITIES — 0.0%
	Independent Power Producers and Energy Traders — 0.0%
6,526	Mirant Corp., Ser. A, expire 01/03/11†	8,798	6,004

	TOTAL WARRANTS	8,798	6,004

Principal			Market
Amount		Cost	Value
	U.S. GOVERNMENT OBLIGATIONS — 21.7%
$34,718,000	U.S. Treasury Bills, 0.071% to 0.305%††, 11/12/09 to 04/15/10	$34,708,447	$34,710,355

	TOTAL INVESTMENTS — 99.0%	$189,208,489	158,583,106

	Other Assets and Liabilities (Net) — 1.0%		1,560,628

	NET ASSETS — 100.0%		$160,143,734

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At October 31, 2009, the market value of fair valued securities amounted to $44,000 or 0.03% of net assets.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVR	Contingent Value Right
See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Statement of Assets and Liabilities
October 31, 2009

Assets:
Investments, at value (cost $189,208,489)	$158,583,106
Foreign currency, at value (cost $301,724)	291,114
Cash	1,178,741
Receivable for investments sold	951,845
Receivable for Fund shares sold	552,192
Dividends and interest receivable	110,543
Prepaid expenses	28,343

Total Assets	161,695,884

Liabilities:
Payable for investments purchased	271,109
Payable for Fund shares redeemed	792,910
Payable for investment advisory fees	130,663
Payable for distribution fees	86,651
Payable for shareholder services fees	159,730
Other accrued expenses	111,087

Total Liabilities	1,552,150

Net Assets applicable to 17,814,629 shares outstanding	$160,143,734

Net Assets Consist of:
Paid-in capital	$252,166,065
Accumulated net investment income	716,101
Accumulated net realized loss on investments and foreign currency transactions	(62,107,126)
Net unrealized depreciation on investments	(30,625,383)
Net unrealized depreciation on foreign currency translations	(5,923)

Net Assets	$160,143,734

Shares of Capital Stock:
Class A:
Net Asset Value and redemption price per share ($71,934,461 ÷ 7,882,155 shares outstanding, at $0.001 par value; 200,000,000 shares authorized)	$9.13

Maximum offering price per share (NAV ÷ 0.9525, based on maximum sales charge of 4.75% of the offering price)	$9.59

Class B:
Net Asset Value and offering price per share ($16,279,907 ÷ 1,867,188 shares outstanding, at $0.001 par value; 100,000,000 shares authorized)	$8.72 (a)

Class C:
Net Asset Value and offering price per share ($50,095,983 ÷ 5,747,144 shares outstanding, at $0.001 par value; 100,000,000 shares authorized)	$8.72 (a)

Class Y:
Net Asset Value, offering, and redemption price per share ($21,833,383 ÷ 2,318,142 shares outstanding, at $0.001 par value; 100,000,000 shares authorized)	$9.42

Statement of Operations
For the Year Ended October 31, 2009

Investment Income:
Dividends (net of foreign taxes of $225,227)	$3,756,872
Interest	30,888

Total Investment Income	3,787,760

Expenses:
Investment advisory fees	1,518,012
Distribution fees — Class A	325,982
Distribution fees — Class B	184,389
Distribution fees — Class C	498,017
Shareholder services fees	231,337
Shareholder communications expenses	108,688
Legal and audit fees	88,655
Registration expenses	56,968
Directors’ fees	38,917
Custodian fees	24,450
Interest expense	2,568
Miscellaneous expenses	34,278

Total Expenses	3,112,261

Less:
Advisory fee reduction on unsupervised assets	(2,096)
Custodian fee credits	(129)

Total Reductions and Credits	(2,225)

Net Expenses	3,110,036

Net Investment Income	677,724

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(56,583,584)
Net realized gain on foreign currency transactions	38,372

Net realized loss on investments and foreign currency transactions	(56,545,212)

Net change in unrealized appreciation:
on investments	71,242,178
on foreign currency translations	3,356

Net change in unrealized appreciation on investments and foreign currency translations	71,245,534

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	14,700,322

Net Increase in Net Assets Resulting from Operations	$15,378,046

(a)	Redemption price varies based on the length of time held.
See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$677,724	$158,420
Net realized gain/(loss) on investments and foreign currency transactions	(56,545,212)	17,268,816
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	71,245,534	(149,311,539)

Net Increase/(Decrease) in Net Assets Resulting from Operations	15,378,046	(131,884,303)

Distributions to Shareholders:
Net realized gain
Class A	(7,325,284)	(23,713,275)
Class B	(1,901,111)	(3,234,260)
Class C	(4,942,792)	(11,562,121)
Class Y	(2,055,347)	(6,992,826)

Total Distributions to Shareholders	(16,224,534)	(45,502,482)

Capital Share Transactions:
Class A	(37,036,396)	(198,410,301)
Class B	(6,666,300)	(11,720,592)
Class C	(12,759,560)	(68,152,170)
Class Y	(7,461,314)	(53,091,360)

Net Decrease in Net Assets from Capital Share Transactions	(63,923,570)	(331,374,423)

Redemption Fees	13,260	11,432

Net Decrease in Net Assets	(64,756,798)	(508,749,776)

Net Assets:
Beginning of period	224,900,532	733,650,308

End of period (including undistributed net investment income of $716,101 and $5, respectively)	$160,143,734	$224,900,532

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

													Ratios to Average Net Assets/
		Income											Supplemental Data
		from Investment Operations												Operating		Operating
			Net											Expenses		Expenses
			Realized		Distributions					Net				Net		Before
	Net Asset	Net	and	Total		Net				Asset		Net Assets,	Net	of Waivers/		Waivers/
	Value,	Investment	Unrealized	from	Net	Realized				Value,		End of	Investment	Reimburse-		Reimburse-	Portfolio
Period Ended	Beginning	Income	Gain (Loss) on	Investment	Investment	Gain on	Total	Redemption		End of	Total	Period	Income	ments/		ments/	Turnover
October 31	of Period	(Loss)(a)	Investments	Operations	Income	Investments	Distributions	Fees(a)		Period	Return†	(in 000’s)	(Loss)(b)	Reductions(c)		Reductions	Rate
Class A
2009	$8.66	$0.05	$1.16	$1.21	—	$(0.74)	$(0.74)	$0.00	(d)	$9.13	16.09%	$71,935	0.59%	1.74	%(e)(f)	1.74%	97%
2008	13.17	0.02	(3.64)	(3.62)	—	(0.89)	(0.89)	0.00	(d)	8.66	(29.16)	111,249	0.16	1.86	(e)(f)	1.86	130
2007	12.75	0.09	1.18	1.27	$(0.26)	(0.59)	(0.85)	0.00	(d)	13.17	10.52	401,709	0.68	1.70		1.70	216
2006	11.62	0.23	1.43	1.66	(0.11)	(0.42)	(0.53)	0.00	(d)	12.75	14.73	289,464	1.84	1.66		1.66	227
2005	11.26	0.05	0.70	0.75	—	(0.39)	(0.39)	0.00	(d)	11.62	6.77	186,769	0.42	1.71		1.71	183
Class B
2009	$8.35	$0.01	$1.10	$1.11	—	$(0.74)	$(0.74)	$0.00	(d)	$8.72	15.43%	$16,280	0.08%	2.29	%(e)(f)	2.29%	97%
2008	12.79	(0.04)	(3.51)	(3.55)	—	(0.89)	(0.89)	0.00	(d)	8.35	(29.53)	22,641	(0.37)	2.41	(e)(f)	2.41	130
2007	12.39	0.04	1.14	1.18	$(0.19)	(0.59)	(0.78)	—		12.79	9.96	48,688	0.25	2.25		2.25	216
2006	11.31	0.15	1.39	1.54	(0.04)	(0.42)	(0.46)	0.00	(d)	12.39	14.02	53,665	1.27	2.21		2.21	227
2005	11.03	(0.01)	0.68	0.67	—	(0.39)	(0.39)	0.00	(d)	11.31	6.17	49,896	(0.13)	2.26		2.26	183
Class C
2009	$8.35	$0.00 (d)	$1.11	$1.11	—	$(0.74)	$(0.74)	$0.00	(d)	$8.72	15.43%	$50,096	0.02%	2.29	%(e)(f)	2.29%	97%
2008	12.80	(0.04)	(3.52)	(3.56)	—	(0.89)	(0.89)	0.00	(d)	8.35	(29.55)	62,243	(0.37)	2.41	(e)(f)	2.41	130
2007	12.40	0.03	1.15	1.18	$(0.19)	(0.59)	(0.78)	0.00	(d)	12.80	9.96	176,766	0.16	2.25		2.25	216
2006	11.31	0.15	1.40	1.55	(0.04)	(0.42)	(0.46)	0.00	(d)	12.40	14.11	143,711	1.28	2.21		2.21	227
2005	11.03	(0.01)	0.68	0.67	—	(0.39)	(0.39)	0.00	(d)	11.31	6.17	100,671	(0.13)	2.26		2.26	183
Class Y
2009	$8.87	$0.09	$1.20	$1.29	—	$(0.74)	$(0.74)	$0.00	(d)	$9.42	16.64%	$21,833	1.05%	1.29	%(e)(f)	1.29%	97%
2008	13.48	0.07	(3.73)	(3.66)	—	(0.95)	(0.95)	0.00	(d)	8.87	(28.88)	28,768	0.63	1.41	(e)(f)	1.41	130
2007	13.04	0.16	1.20	1.36	$(0.33)	(0.59)	(0.92)	0.00	(d)	13.48	11.01	106,487	1.15	1.25		1.25	216
2006	11.88	0.29	1.45	1.74	(0.16)	(0.42)	(0.58)	0.00	(d)	13.04	15.23	81,816	2.34	1.21		1.21	227
2005	11.45	0.11	0.71	0.82	—	(0.39)	(0.39)	—		11.88	7.28	37,489	0.87	1.26		1.26	183

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Net investment income (loss) ratios do not include a reduction for fees paid indirectly. Including such reduction for fees paid indirectly, the net investment income (loss) ratios for the years ended October 31, 2007, 2006, and 2005 would have been 0.72%, 1.87%, and 0.47% (Class A), 0.29%, 1.30%, and (0.08)% (Class B), 0.20%, 1.31%, and (0.08)% (Class C), and 1.19%, 2.38%, and 0.92% (Class Y), respectively. For the year ended October 31, 2008, the effect of the fees paid indirectly was minimal. For the year ended October 31, 2009 there were no fees paid indirectly.

(c)	The operating expense ratios do not include a reduction of expense for fees paid indirectly. Including such reduction for fees paid indirectly, the expense ratios for the years ended October 2007, 2006, and 2005 would have been 1.66%, 1.63%, and 1.66% (Class A), 2.21%, 2.18%, and 2.21% (Class B and Class C), and 1.21%, 1.18%, and 1.21% (Class Y), respectively. For the year ended October 31, 2008, the effect of the fees paid indirectly was minimal. For the year ended October 31, 2009 there were no fees paid indirectly.

(d)	Amount represents less than $0.005 per share.

(e)	The Fund incurred interest expense during the year ended October 31, 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.79% (Class A), 2.34% (Class B and Class C), and 1.34% (Class Y), respectively. For the year ended October 31, 2009, the effect of interest expense was minimal.

(f)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. For the years ended October 31, 2009 and October 31, 2008, the effect of the custodian fee credits was minimal. For the year ended October 31, 2009, the effect of the advisory fee reduction on unsupervised assets was minimal.
See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements
1. Organization. The Gabelli Enterprise Mergers and Acquisitions Fund, formerly the AXA Enterprise Mergers and Acquisitions Fund, is a series of The 787 Fund, Inc. (the “Corporation”), which was organized in Maryland on February 28, 2001. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its primary objective is capital appreciation.
2. Significant Accounting Policies. The preparation of financial statements in accordance with United States (“U.S.”) generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments by inputs used to value the Fund’s investments as of October 31, 2009 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 10/31/09
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Health Care
Biotechnology	$480,560	—	$44,000	$524,560
Other Industries (a)	19,886,006	—	—	19,886,006
Consumer Discretionary
Media	10,175,756	—	0	10,175,756
Other Industries (a)	5,007,217	—	—	5,007,217
Utilities
Independent Power Producers and Energy Traders	948,007	—	0	948,007
Other Industries (a)	9,273,640	—	—	9,273,640
Other Industries (a)	78,048,771	—	—	78,048,771

Total Common Stocks	123,819,957	—	44,000	123,863,957

Rights (a)	2,790	—	—	2,790

Warrants
Consumer Discretionary
Media	—	—	0	0
Other Industries (a)	6,004	—	—	6,004

Total Warrants	6,004	—	0	6,004

U.S. Government Obligations	—	$34,710,355	—	34,710,355

TOTAL INVESTMENTS IN SECURITIES	$123,828,751	$34,710,355	$44,000	$158,583,106

(a)	Security and industry classifications for these categories are detailed in the Schedule of Investments.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

								Net Change
								in unrealized
								appreciation/
								depreciation
				Change in				during the
	Balance	Accrued	Realized	unrealized	Net	Transfers in	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	and/or out	as of	investments held
	10/31/08	(premiums)	(loss)	depreciation†	(sales)	of Level 3	10/31/09	at 10/31/09†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Health Care
Biotechnology	$—	$—	$—	$44,000	$0	$—	$44,000	$44,000
Consumer Discretionary
Media	—	—	—	(1,778)	—	1,778	0	(1,778)
Utilities
Independent Power Producers and Energy Traders	—	—	—	—	0	—	0	—

Total Common Stocks	—	—	—	42,222	0	1,778	44,000	42,222

Warrants
Consumer Discretionary
Media	—	—	—	(146)	—	146	0	(146)

Total Warrants	—	—	—	(146)	—	146	0	(146)

TOTAL INVESTMENTS IN SECURITIES	$—	$—	$—	$42,076	$0	$1,924	$44,000	$42,076

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     Swap Agreements. The Fund may enter into swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. At October 31, 2009, there were no open swap agreements.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At October 31, 2009, there were no open forward foreign exchange contracts.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest not more than 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends that are recorded as soon as the Fund is informed of the dividend.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
In calculating the net asset value (the “NAV”) per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits that are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the net asset value of the Fund including the Fund’s use of the tax accounting practice known as equalization. For the year ended October 31, 2009, reclassifications were made to increase accumulated net investment income by $38,372 and increase accumulated net realized loss on investments and foreign currency transactions by $4,416,275 with an offsetting adjustment to paid-in capital.
The tax character of distributions paid during the years ended October 31, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$5,409,759	$27,047,196
Net long-term capital gains	10,814,775	18,455,286

Total distributions paid	$16,224,534	$45,502,482

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
As of October 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(56,942,371)
Net unrealized appreciation/depreciation on investments	(35,796,061)
Undistributed ordinary income	716,101

Total	$(92,022,331)

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
At October 31, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $56,942,371 which is available to reduce future required distributions of net capital gains to shareholders through 2017.
At October 31, 2009, the difference between book and tax basis unrealized depreciation is primarily due to deferral of losses on wash sales for tax purposes.
The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at October 31, 2009:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Investments	$194,373,244	$6,107,529	$(41,897,667)	$(35,790,138)
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at annual rates as follows:

First $1 Billion	0.935%
Next $1 Billion	0.910%
Next $3 Billion	0.885%
Next $5 Billion	0.860%
Thereafter	0.835%
Pursuant to a sub-administration arrangement with the Adviser, PNC Global Investment Servicing (U.S.) Inc. provides the Fund with certain administrative services, including monitoring of fund compliance and fund accounting services.
In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.
The Adviser has contractually agreed to make payments or waive its fees to limit the expenses of the Fund until at least March 10, 2010 (“Expense Limitation Agreement”). The Adviser may be reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers are reimbursed within three years of the payment or waiver being made and the combination of the Fund’s expense ratio and such reimbursements does not exceed the Fund’s expense ratio cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments and waivers made, the Fund will be charged such lower expenses. The annualized total operating expenses (exclusive of brokerage commissions, interest, taxes, capitalized expenses, expenses of other investment companies in which the Fund invests, and extraordinary expenses) for the Fund are currently limited to the following based on annual average daily net assets: Class A Shares 1.90%, Class B Shares 2.45%, Class C Shares 2.45%, and Class Y Shares 1.45%. At October 31, 2009, no expense reimbursements were due to the Adviser. At October 31, 2009,

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
the Adviser was not entitled to any recoverable amount from the Fund under the Expense Limitation Agreement.
The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the chairman of Audit Committee and the Lead Director each receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Distribution Plan. The Fund’s Board has adopted a distribution agreement and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Gabelli and Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.45%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Class Y shares do not participate in the Plan and pay no distribution fees.
5. Portfolio Securities. Purchases and sales of securities for the year ended October 31, 2009, other than short-term securities and U.S. Government obligations, aggregated $145,705,380 and $236,925,345, respectively.
6. Transactions with Affiliates. During the year ended October 31, 2009, the Fund paid brokerage commissions on security trades of $223,624 to Gabelli & Company. Additionally, Gabelli & Company informed the Fund that it retained $82,057 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At October 31, 2009, there were no borrowings outstanding under the line of credit.
The average daily amount of borrowings outstanding under the line of credit during the year ended October 31, 2009 was $245,619 with a weighted average interest rate of 0.99%. The maximum amount borrowed at any time during the year ended October 31, 2009 was $5,788,000.
8. Capital Stock. The Fund offers four classes of shares — Class A Shares, Class B Shares, Class C Shares, and Class Y Shares. Class A Shares are subject to a maximum front-end sales charge of 4.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. Class Y Shares are offered to qualified investors without a sales charge.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended October 31, 2009 and 2008, amounted to $13,260 and $11,432, respectively.
The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,224,659	$18,594,524	3,698,087	$42,195,167
Shares issued upon reinvestment of distributions	880,648	6,402,330	1,673,764	19,265,019
Shares redeemed	(8,065,974)	(62,033,250)	(23,025,670)	(259,870,487)

Net decrease	(4,960,667)	$(37,036,396)	(17,653,819)	$(198,410,301)

Class B
Shares sold	38,039	$284,092	102,067	$1,212,866
Shares issued upon reinvestment of distributions	211,317	1,475,515	227,250	2,533,839
Shares redeemed	(1,093,677)	(8,425,907)	(1,423,417)	(15,467,297)

Net decrease	(844,321)	$(6,666,300)	(1,094,100)	$(11,720,592)

Class C
Shares sold	516,823	$3,990,913	849,533	$9,484,794
Shares issued upon reinvestment of distributions	480,101	3,351,102	612,081	6,824,705
Shares redeemed	(2,703,697)	(20,101,575)	(7,821,074)	(84,461,669)

Net decrease	(1,706,773)	$(12,759,560)	(6,359,460)	$(68,152,170)

Class Y
Shares sold	683,376	$5,760,958	904,756	$10,575,843
Shares issued upon reinvestment of distributions	182,938	1,368,378	322,365	3,787,784
Shares redeemed	(1,789,746)	(14,590,650)	(5,884,137)	(67,454,987)

Net decrease	(923,432)	$(7,461,314)	(4,657,016)	$(53,091,360)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
10. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
11. Subsequent Events. Effective November 4, 2009, the maximum sales charge for Class A Shares is 5.75%.
Management has evaluated the impact of all subsequent events on the Fund through December 21, 2009, the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of
Gabelli Enterprise Mergers and Acquisitions Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gabelli Enterprise Mergers and Acquisitions Fund (a series of The 787 Fund, Inc. and hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, NY
December 21, 2009

Gabelli Enterprise Mergers and Acquisitions Fund
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Enterprise Mergers and Acquisitions Fund at One Corporate Center, Rye, NY 10580-1422.

	Term of	Number of
Name, Position(s)	Office and	Funds in Fund
Address[1]	Length of	Complex Overseen	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	by Director	During Past Five Years	Held by Director[4]
INTERESTED DIRECTORS[3]:
Regina M. Pitaro Director	Since 2008	1	Managing Director and Director of GAMCO Asset Management, Inc.	—
Age: 54

INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita Director Age: 73	Since 2008	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Director Age: 71	Since 2008	18	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Director Age: 65	Since 2008	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics)

Arthur V. Ferrara Director Age: 79	Since 2008	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Kuni Nakamura Director Age: 41	Since 2008	1	President of Advanced Polymer, Inc.	—

Salvatore J. Zizza Director Age: 63	Since 2008	28	Chairman of Zizza & Company, Ltd. (consulting)	Director of Hollis-Eden Pharmaceuticals (biotechnology); Director of Trans-Lux Corporation (business services)

Gabelli Enterprise Mergers and Acquisitions Fund
Additional Fund Information (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 57	Since 2008	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; President and Director of Teton Advisors, Inc. 1998-2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 51	Since 2008	Senior Vice President of GAMCO Investors, Inc. since 2009, Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of AMIC Distribution Partners from 2002 through 2004

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2008	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Ms. Pitaro is considered an “interested person” because of her affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2009 TAX NOTICE TO SHAREHOLDERS (Unaudited)
For the year ended October 31, 2009, the Fund paid to shareholders ordinary income distributions (comprised of short-term capital gains) totaling $0.25 per share for all classes, and long-term capital gains totaling $10,814,775. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended October 31, 2009, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 20.58% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distribution as qualified short-term gain, pursuant to the American Jobs Creation Act of 2004.
U.S. Government Income:
The percentage of the ordinary income distribution paid by the Fund during the year ended October 31, 2009, which was derived from U.S. Treasury securities was 0.02%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Enterprise Mergers and Acquisitions Fund did not meet this strict requirement in 2009. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Enterprise Mergers and
Acquisitions Fund
A Portfolio of the 787 Fund, Inc.
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors

Anthony J. Colavita
President
Anthony J. Colavita, P.C.
James P. Conn
Former Managing Director
and Chief Investment Officer
Financial Security Assurance
Holdings Ltd.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Corp.
Arthur V. Ferrara
Former Chairman and
Chief Executive Officer
Guardian Life Insurance
Company of America
Kuni Nakamura
President of
Advanced Polymer, Inc.
Regina M. Pitaro
Managing Director and
Director of GAMCO Asset
Management Inc.
Salvatore J. Zizza
Chairman
Zizza & Co., Ltd.

Officers
Bruce N. Alpert
President and Secretary
Agnes Mullady
Treasurer
Peter D. Goldstein
Chief Compliance Officer

Distributor
Gabelli and Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Paul, Hastings, Janofsky & Walker LLP

This report is submitted for the general information of the shareholders of Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q409AR
*  *  *  *
Gabelli Enterprise Mergers and Acquisitions Fund
Morningstar® rated the Gabelli Enterprise Mergers and Acquisitions Fund Class A Shares 4 stars overall and 4 stars for the three and five year periods ended October 31, 2009 among 378, 378, and 298 Mid-Cap Blend funds, respectively.
ANNUAL REPORT
OCTOBER 31, 2009

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of directors has determined that James Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $29,000 in 2008 and $22,800 in 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2008 and $0 in 2009.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,200 in 2008 and $4,200 in 2009.
Tax fees include amounts related to tax compliance, tax reporting and tax planning.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2008 and $0 in 2009.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0% percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2008 and $0 in 2009.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Gabelli 787 Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date	12/30/09
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date	12/30/09

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer

Date	12/30/09

*	Print the name and title of each signing officer under his or her signature.